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                                                              Exhibit 23.2


                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included or incorporated by reference in this Post-Effective Amendment No. 3 to Form SB-2 Registration Statement No. 333-5362-NY).




ARTHUR ANDERSEN LLP

Richmond, Virginia,
August 29, 1997